                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         _____________________________

                                   FORM 8-K

                                CURRENT REPORT

                         _____________________________




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 18, 1997
                                                  -----------------


                                 HELISYS, INC.
                                 -------------
              (Exact Name of Registrant as Specified in Charter)


             Delaware                0-27286            95-4552813
             --------                -------            ----------
   (State or Other Jurisdiction    (Commission       (I.R.S. Employer
         of Incorporation)         File Number)     Identification No.)


              24015 Garnier Street, Torrance, California    90505
              ------------------------------------------    -----
               (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code  (310) 891-0600
                                                    --------------

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On November 18, 1997 The Nasdaq Stock Market ("Nasdaq") advised Helisys, Inc., a Delaware corporation (the "Company"), that its securities would be delisted as a result of the Company's failure to file with the Securities and Exchange Commission and Nasdaq its Annual Report on Form 10-KSB for the most recently completed fiscal year. By letter dated November 19, 1997, a copy of which is filed as Exhibit 99.1 to this Report and incorporated herein by this reference, the Company responded to such notification by Nasdaq and requested a hearing before the Hearings Department. In such letter, the Company informed Nasdaq that the reason it had not filed its Annual Report on Form 10-KSB for the fiscal year ended July 31, 1997 (the "1997 Form 10-KSB") was because its former auditors have refused to consent to the inclusion of their opinion for the prior fiscal year in the 1997 Form 10-KSB, and that the newly appointed auditors, while they have completed their audit of the 1997 fiscal year, have not had sufficient time to complete their audit of the prior fiscal year.

Item 7.   Financial Statements and Exhibits

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Exhibits.  The following exhibits are filed as part of this report:

          Exhibit Number      Description
               99.1           Letter from the Registrant to The Nasdaq Stock
                              Market dated November 19, 1997 responding to
                              notification of proposed delisting.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HELISYS, INC.


Date:  November 20, 1997                 By:  /s/ DAVE T. OKAZAKI
                                              ---------------------------
                                              Dave T. Okazaki
                                              Chief Financial Officer

                                 EXHIBIT INDEX


                                                                  Sequentially
Exhibit Number                   Description                      Numbered Page
--------------                   -----------                      -------------

    99.1            Letter from the Registrant to The Nasdaq
                    Stock Market dated November 19, 1997
                    responding to notification of proposed
                    delisting.